Guinness Atkinson Funds

Guinness Atkinson Alternative Energy Fund – (GAAEX)

Supplement dated May 26, 2023, to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) each dated May 1, 2023

Reduction of Management Fee and Expense Limitation

Effective June 1, 2023, Guinness AtkinsonTM Asset Management, Inc. (the “Adviser”) has lowered its management fee from 1.00% to 0.80% of the Fund’s average daily net assets. In addition, the Adviser has agreed to reduce the limit on the total annual fund operating expenses, excluding certain expenses described below, by 0.88%, to 1.10% of the Fund’s average daily net assets. Accordingly, the Fund’s Summary Prospectus, Prospectus and SAI are supplemented by replacing the “Fees and Expenses” table with the following table:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Alternative Energy Fund:

Shareholder Fees (fees paid directly from your investment)	None(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)(2)
Management Fees:	0.80%
Distribution (12b-1) Fees:	None
Other Expenses:	0.90%
Shareholder Servicing Plan Fees	0.20%
All Other Expenses(2)	0.70%
Total Annual Fund Operating Expenses:	1.70%
Fee Waiver/Expense Reimbursement(3):	(0.60%)
Total Annual Fund Operating Expenses(3):	1.10%

(1)	The Fund charges a $15 fee for each payment of redemption proceeds by wire transfer.
(2)	The expense information in the table has been restated to reflect the current management fee and expense limitation arrangement, both effective June 1, 2023.
(3)	The Adviser has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, dividends on short positions and extraordinary expenses) in order to limit the Fund’s Total Annual Operating Expenses to 1.10% through June 30, 2026. To the extent that the Adviser absorbs expenses to satisfy this cap, it may recoup a portion or all of such amounts absorbed at any time within three fiscal years after the fiscal year in which such amounts were absorbed, subject to the expense cap in place at the time recoupment is sought, which cannot exceed the expense cap at the time of the waiver. The expense limitation agreement may be terminated by the Board of the Fund at any time without penalty upon 60 days’ notice.

In addition, the table under “Example” in the Fund’s Summary Prospectus and Prospectus is replaced with the following table:

1 Year	3 Years	5 Years	10 Years
$112	$350	$744	$1,848

Effective June 1, 2023, all references in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information to the annual management fee and expense caps are revised as indicated above.

Please file this Supplement with your records.

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